                                    EXHIBIT A

                 (International Property Investments Corporation
                            Reorganization Agreement)

                            REORGANIZATION AGREEMENT


      THIS REORGANIZATION AGREEMENT (the "Agreement") is made and entered into by and among STERLING WORLDWIDE CORPORATION, a publicly held Nevada corporation (the "Corporation"); INTERNATIONAL PROPERTY INVESTMENTS CORPORATION, a Florida corporation (the "Subsidiary"); and LEE SHACKELFORD (the "Subscribers"); and the Corporation, the Subsidiary and the Subscribers being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                P R E A M B L E:

      WHEREAS, the Subscribers own all of the shares of the Subsidiary's common stock, such securities being all of the issued and outstanding shares of the Subsidiary's capital stock (there being no other securities; the "Subsidiary Stock"), a corporation engaged in the business more particularly described in exhibit 0.2 annexed hereto and made a part hereof; and

      WHEREAS, the Subscribers desire to acquire 150,000 shares of the Corporation's Common Stock, no par value per share (the "Stock"), in consideration for their immediate conveyance of all shares of the Subsidiary Stock which will constitute 100% of the Subsidiary's authorized, issued and outstanding securities; provided that the transaction meets the requirements of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended:

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

                              W I T N E S S E T H:

                                   ARTICLE ONE
                               EXCHANGE PROVISIONS

1.1   EXCHANGE

(a) Subject to the hereinafter described conditions and Performance Criteria, the Corporation hereby agrees to exchange 150,000 shares of its Common Stock, no par value, with the Subscribers for all of the shares of the Subsidiary Stock currently outstanding, which, upon transfer, will constitute 100% of the Subsidiary's reserved or issued and outstanding securities.


Please Initial:  Corporation:  ______  Subsidiary:  ______ Subscribers:  ______

(b) Concurrently with the execution of this Agreement the Subscribers guarantee delivery of the Subsidiary Stock to the Corporation, the Corporation shall cause WESTERN STATES TRANSFER CO., of Salt Lake City, Utah, its transfer agent, to issue 150,000 shares of the Stock to the Subscribers, as follows:

                  Lee Shackelford               150,000 Shares

1.2   EXEMPTION FROM REGISTRATION

(a)   The Subscribers hereby represent, warrant, covenant and acknowledge that:

      (1)   (a)   The Stock is being issued without registration
                  under the provisions of Section 5 of the Securities
                  Act of 1933, as amended (the "Act") or under applicable securities regulations of the State of Florida (the "Florida Securities Act") pursuant to exemptions provided by Section 4(2) and comparable provisions of the Florida Securities Act;

            (b) The Subscribers will assure that any filings in conjunction with the transactions contemplated by this Agreement required under the laws of the State of Florida are promptly complied with;

      (2) All of the Stock will bear legends restricting its transfer, sale, conveyance or hypothecation unless such Stock is either registered under the provisions of Section 5 of the Act and under the Florida Securities Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to the Corporation is provided by the Subscribers to the effect that such registration is not required as a result of applicable exemptions therefrom;

      (3) The Corporation's transfer agent shall be instructed not to transfer any of the Stock unless the Corporation advises it that such transfer is in compliance with all applicable laws;

      (4) The Subscribers are acquiring the Stock for their own account, for investment purposes only, and not with a view to further sale or distribution; and

      (5) Subscribers or their advisors have examined the Corporation's latest reports to the Securities and Exchange Commission on Forms 10-KSB, 10-QSB and 8-K (collectively and generically hereinafter referred to as "34 Act Reports"), have been provided with access to all of the Corporation's books and records and have questioned the Corporation's officers and directors as to such matters involving the Corporation as the Subscribers deemed appropriate.

(b) The Corporation hereby represents, warrants, covenants and acknowledges that:

Please Initial:  Corporation:  ______  Subsidiary:  ______ Subscribers:  ______

      (1) The Subsidiary Stock is being transferred without registration under the provisions of Section 5 of the Act or under the Florida Securities Act pursuant to the exemptions provided by Section 4(2) of the Act and comparable provisions of the Florida Securities Act;

      (2) All of the Subsidiary Stock will bear legends restricting its transfer, sale, conveyance or hypothecation unless such Subsidiary Stock is either registered under the provisions of Section 5 of the Act and under applicable provincial securities laws, or an opinion of legal counsel is provided by the Corporation certifying that such registration is not required as a result of applicable exemptions therefrom;

      (3) The Corporation shall not transfer any of the Subsidiary Stock except in compliance with all applicable laws; and

      (4) The Corporation is acquiring the Subsidiary Stock for its own account, for investment purposes only and not with a view to further sale or distribution.

1.3   LIABILITIES.

(a) Any liabilities in any manner encumbering or affecting the Subsidiary or its assets are disclosed on exhibit 1.3 annexed hereto and made a part hereof (the "Disclosed Liabilities").

(b) The Subscribers hereby covenant and agree to indemnify and hold the Corporation harmless from any liabilities of the Subsidiary or affecting the Subsidiary's assets other than the Disclosed Liabilities ("Undisclosed Liabilities") and the Corporation may, in addition to all other legal or equitable remedies that may be available, offset from any funds, securities or other things of value due to the Subscribers or the Subscribers' affiliates (as that term is most liberally defined for federal securities law purposes), such sums as may be required to make the Corporation whole as a result of the assertion of any Undisclosed Liability against the Subsidiary or its assets.


                                   ARTICLE TWO
                         REPRESENTATIONS AND WARRANTIES

2.1   THE CORPORATION.

      The Corporation hereby represents and warrants to Subscriber, as a material inducement to his, her or its entry into this Agreement, that, except as disclosed in exhibit 2.1 (the "Corporation's Warranty Exceptions") or in the Corporation's 34 Act Reports filed prior


Please Initial: Corporation: ______ Subsidiary: ______ Subscribers: ______ to the date of this Agreement, the following representations and warranties are, to the best of the Corporation's knowledge, materially accurate:

(a) The Corporation owns or leases the assets described in the Corporation's 34 Act Reports subject to such changes in inventory and supplies as were required in the ordinary course of business;

(b) The Corporation has 50,000,000 shares of Common Stock, no par value, authorized, of which less than 30,000,000 shares are currently outstanding or reserved, there being no other outstanding securities of any class or of any kind or character of the Corporation, there being no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Corporation to issue or sell any additional shares of the Corporation's Stock or any options or rights with respect thereto, or any securities convertible into any shares of Stock of any class;

(c) The Corporation is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangement to acquire any of its securities or to any agreement that affects the voting rights of any of its securities, nor has the Corporation made any commitment of any kind relating to the issuance of shares of any of the Corporation's securities, whether by subscription, right of conversion, option or otherwise;

(d) The Corporation is not a party to any agreement or understanding for the sale or exchange of inventory or services for consideration other than cash or at a discount in excess of normal discount for quantity or cash payment;

(e) There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might result in a material adverse change in the future financial condition or operations of the Corporation;

(f) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained;

(g) No transactions have been entered into either by or on behalf of the Corporation, other than in the ordinary course of business nor have any acts been performed (including within the definition of the term performed the failure to perform any required acts) which would adversely affect the goodwill of the Corporation;

(h) The entering into of this Agreement and the performance thereof has been duly and validly authorized by all required corporate action;


Please Initial:  Corporation:  ______  Subsidiary:  ______ Subscribers:  ______

(i)   (1)   The certified, consolidated financial statements of the Corporation and its subsidiaries, including consolidated statements of operations, stockholders investment and cash flows and consolidated balance sheets for its last three fiscal years, and unaudited consolidated financial statements for the period from the last consolidated certified financial statement until the end of the Corporation's fiscal quarter closest to the date of this Agreement, all prepared in accordance with generally accepted accounting principles, consistently applied, are included in the Corporation's
            34 Act Reports (the "Corporation's Financial Statements").

      (2) The Corporation's Financial Statements, as contained in its 34 Act Reports, fairly present the Corporation's financial condition as of their respective dates and its results of operations for their respective periods in accordance with generally accepted accounting principles, consistently applied;

(j)   (1)   Except as and to the extent reflected or reserved against in the consolidated balance sheet of the Corporation and its subsidiaries
            (the "Corporation's Interim Balance Sheet), as of January 31, 1997 the Corporation and its subsidiaries had no liabilities or legal obligations of a nature required to be reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles or disclosed in the notes thereto, whether absolute, accrued, contingent, or otherwise and whether due or to become due (including, without limitation, liabilities for taxes and interest, penalties, and other charges payable with respect thereto in respect of or measured by the income of the Corporation through such date, or arising out of any transaction entered into prior thereto).

      (2) There is no material reasonable basis for the assertion against the Corporation or any of its subsidiaries of any liability or obligation which is not fully reflected or reserved against in the Corporation's Interim Balance Sheet or disclosed in the notes thereto, except liabilities or obligations incurred since January 31, 1996 in the ordinary course of the Corporation's business.

(k) Since the date of the Corporation's Financial Statements no events have occurred nor have any facts been discovered which could have a material adverse effect on the financial status, results of operations or prospects of the Corporation;

(l) On the Closing Date of this Agreement, the Corporation's net liabilities, excluding liabilities as a result of the transaction contemplated hereby, shall not exceed those disclosed in its quarterly report on Form 10-QSB for the six month period ended December 31, 1996, by more than $ NONE , and since that date and such filing, there has not been any materially adverse change in the financial condition, operations or prospects of the Corporation;


Please Initial:  Corporation:  ______  Subsidiary:  ______ Subscribers:  ______

(m) The Corporation and its subsidiaries do not have any liabilities which constitute a lien or charge on their securities or assets;

(n) The Corporation and each of its subsidiaries has good, valid and marketable title to all of its assets, subject to no mortgage, pledge, lien, encumbrance, security interest or charge, except as disclosed in the Corporation's Financial Statements, and can and will retain free and clear title thereto after Closing on this transaction, free and clear of any claims whatsoever;

(o) There are no claims, actions, suits, proceedings or investigations pending or threatened against the Corporation or any of its subsidiaries and the Corporation does not know of any basis for any such claim, action, suit, proceeding or investigation;

(p) During the past 12 months neither the Corporation nor any of its subsidiaries have disposed of any assets or contractual rights which disposition, in the opinion of the Corporation's management, has had or will in the future have a materially adverse impact on the business of the Corporation and its subsidiaries taken as a whole;

(q)   (1)   The Corporation has filed with the appropriate governmental agencies all tax returns and tax reports required to be filed; all federal, state and local income, profits, franchise, sales, use, occupation, property or other taxes due have been fully paid, and, the Corporation is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against the Corporation or its assets, nor is the Corporation aware of any facts or circumstances which could give rise to the assertion of any viable, material claim; and

      (2) All taxes that the Corporation is or was required to withhold or collect have been duly withheld or collected and to the extent required have been paid to the proper governmental authority or person;

(r) The Corporation and each of its current, material operating subsidiaries is, as of the date of this Agreement, a validly existing corporation, organized pursuant to the laws of the their respective jurisdictions of incorporation and qualified to do business in each state where required to do so, with all legal and corporate authority and power to conduct its business and to own its properties and possesses all necessary permits and licenses required in connection with the conduct of its business;

(s) The conduct of the Corporation's business is in material compliance with applicable federal, state and local governmental statutes, rules, regulations, ordinances and decrees;


Please Initial:  Corporation:  ______  Subsidiary:  ______ Subscribers:  ______

(t) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach in any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Corporation; any indenture, contract, other material agreement or instrument to which the Corporation or any of its subsidiaries or their respective assets are bound; or, violate any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Corporation, its securities, assets or properties;

(u) This Agreement constitutes a binding obligation of the Corporation, enforceable against it in accordance with the terms hereof, and has been authorized by all required corporate action;

(v)   (1)   The Corporation has not experienced any material difficulties with the management or recruiting of employees for its business, nor does the Corporation have any reason to believe that any such difficulties will arise in the future.

      (2) None of the employees of the Corporation or its subsidiaries are represented by labor unions, nor does the Corporation have any reason to believe that any of its employees desire to be represented by labor unions; and

      (3) The Corporation has no reason to believe that any of its employees have any potential claims against the Corporation, its subsidiaries or their successors in interest based on violations of equal employment laws, occupational health and safety standards or any other legally protected rights;

(w)   (1)   The Corporation has not generated any hazardous wastes or engaged in activities which could be interpreted as potential violations of laws, statutes, regulations ordinances or judicial decrees in any manner regulating the generation or disposal of hazardous waste.

      (2) There are no on-site or off-site locations where the Corporation or any of its subsidiaries has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Corporation or any of its subsidiaries; and, no polychlorinated hiphenyle are used or stored at any property owned or leased by the Corporation or any subsidiary;


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(x)   (1)   The Corporation currently has in full force and effect insurance policies of the kind and in coverage amounts adequate to meet its current insurance requirements; and

      (2) There are no impediments to obtaining hazard and liability insurance covering all of the Corporation's assets and operations, at commercially reasonable insurance rates, nor does the Corporation have any basis for believing that such insurance, at such rates, will not be obtainable by the Corporation in the future;

(y) All of the information reflected in the foregoing representations and warranties is complete and accurate, and does not omit any information required to make the information provided non-misleading, accurate and meaningful, in light of the nature of this transaction; and

(z) There is no material fact, development or threatened development that materially adversely affects, or is likely to materially adversely affect the business of the Corporation, which the Corporation has not publicly disclosed or privately disclosed, either expressly or by reasonable implication, to the Subscriber.

2.2   THE SUBSIDIARY.

      The Subsidiary and each of the Subscriber, jointly and severally, hereby represent and warrant to the Corporation, as a material inducement to the Corporation's entry into this Agreement, that, except as specified on exhibit
2.2 annexed hereto and made a part hereof (the "Subsidiary's Warranty exceptions"), the following representations and warranties are, to the best of their knowledge, materially accurate:

(a)   (1)   Exhibit 2.2(a) contains a complete and accurate list of all real and all personal property owned by the Subsidiary, tangible, intangible and inchoate (the term Subsidiary in the context of this Article being deemed to include all subsidiaries of the Subsidiary and sibling corporation's of the Subsidiary, the assets and operations of which are to be included among the subjects of this Agreement), and the principal terms of all patents, trademarks, copyrights, trade names, service marks, other intellectual property, franchises and licenses held by the Subsidiary for use in manufacture and sale of sporting goods or apparel, including identification of the licensor, the formulae for royalty or other payments thereunder, the expiration dates, and other terms of any extensions or renewals permitted thereunder;

      (2) The operations of the several affiliated entities which comprise the total business of which the Subsidiary has been a part since its inception have been consolidated as to ownership and control under the Subsidiary, in a manner resulting in the control and ownership thereof by the Subsidiary, and, as a


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______
            consequence of the transactions contemplated by this Agreement, all such assets and operations shall become the indirect property (through ownership of the Subsidiary's capital stock) of the Corporation.

(b)   (1)   The Subsidiary has _____________ shares of Common Stock, $0.001 par value, authorized, ________________ shares of which are currently issued and outstanding, there being no other authorized or outstanding securities of any class or of any kind or character of the Subsidiary.

      (2) There are no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Subsidiary or any Subscribers to issue or sell any additional shares of Subsidiary Stock or any options or rights with respect thereto, or any securities convertible into any shares of Subsidiary Stock of any class;
(c) Upon conveyance of the Subsidiary Stock by the Subscriber, the Corporation will become the owner of all of the Subsidiary's authorized, issued and outstanding equity securities;

(d) As of the Closing Date on this Agreement, the Subsidiary will not be a party to any written or oral agreement which grants any option or right of first refusal or other arrangement to acquire any of its securities or to any agreement that will affect the voting rights of any of its securities, nor have the Subscribers or the Subsidiary made any commitment of any kind relating to the issuance of shares of any of the Subsidiary's equity securities, whether by subscription, right of conversion, option or otherwise;

(e) The Subsidiary is not a party to any agreement or understanding for the sale or exchange of inventory or services for consideration other than cash or at a discount in excess of normal discounts for quantity or cash payment;

(f) There are presently no contingent liabilities, factual circumstances, threatened or pending litigation, contractually assumed obligations or unasserted possible claims known to the Subsidiary which might result in a material adverse change in the future financial condition or operations of the Subsidiary;

(g) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity, except such as have been obtained;

(h) No transactions have been entered into either by or on behalf of the Subsidiary, other than in the ordinary course of business nor have any acts been performed (including


Please Initial: Corporation: ______ Subsidiary: ______ Subscribers: ______ within the definition of the term performed the failure to perform any required acts) which would materially adversely affect the goodwill of the Subsidiary;

(i) The entering into of this Agreement and the performance required hereunder has been duly and validly authorized by all required corporate action;

(j)   (1)   Annexed hereto and made a part hereof as composite exhibit 2.2(j)
            are: (a) an unaudited balance sheet of the Subsidiary as of December
            31, 1996 with the related statement of operations and accumulated deficit and unaudited statements of cash flows for the Corporation from inception to December 31, 1996 (such balance sheets, statements of operations and other statements are referred to herein as the "Subsidiary's Financial Statements").

      (2) The Subsidiary's Financial Statements fairly present the financial condition of the Subsidiary as of the dates thereof, and the results of operations of the Subsidiary for the periods indicated, in each case in accordance with generally accepted accounting principles applied on a consistent basis;

      (3) Except as and to the extent reflected or reserved against in the Subsidiary's Balance Sheet, the Subsidiary had no liabilities or legal obligations of a nature required to be reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles or disclosed in the notes thereto, whether absolute, accrued, contingent, or otherwise and whether due or to become due (including, without limitation, liabilities for taxes and interest, penalties, and other charges payable with respect thereto (a) in respect of or measured by the income of the Subsidiary through such date, or (b) arising out of any transaction entered into prior thereto).

      (4) There is no basis for the assertion against the Subsidiary of any liability or obligation which is not fully reflected or reserved against in the Subsidiary's Interim Balance Sheet or disclosed in the notes thereto, except liabilities or obligations incurred since December 31, 1996 in the ordinary course of the Subsidiary's business consistent with its past practice.

(k) Except as reflected in the Subsidiary's Financial Statements, since December 31, 1996 the Subsidiary has not suffered any material adverse change in its financial condition, assets, liabilities or business; or suffered any material casualty loss (whether or not insured);

(l) On the Closing Date of this Agreement, the Subsidiary's aggregate liabilities, whether accrued or inchoate, shall not exceed $ NONE (including liabilities owed to the Subscribers) and such liabilities shall not require any payments, other than as specifically disclosed in exhibit 1.3;


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(m) None of the properties or assets used in the business of the Subsidiary are subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance, or charge of any kind, except as disclosed in exhibit 1.3;

(n)   (1)   There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Subsidiary and the Subsidiary does not know of any basis for any such claim, action, suit, proceeding, or investigation;

      (2) The Subsidiary is not subject to any liabilities or potential liabilities that will subject the Corporation, or its affiliates, stockholders, officers, directors, agents or advisors to any claims or liabilities predicated or emanating from torts or violations of law attributable to the Subsidiary or for which the Subsidiary assumed responsibility or which can in any manner be imputed to the Subsidiary or its assets;

(o) The Subsidiary has no liabilities involving expenses attributable directly, indirectly or incidentally to any litigation;

(p) Except as otherwise disclosed in the Subsidiary's Financial Statements the Subsidiary has good, valid, and marketable title to all its properties, licenses, and assets, real, personal and mixed, tangible and intangible;

(q)   (1)   Since its inception the Subsidiary has not disposed of any assets or contractual rights which disposition has had or will in the future have a materially adverse effect on the business of the Subsidiary and no such disposition will be made by the Subsidiary outside the ordinary course of business during the interim between execution of this Agreement and the Closing, unless this Agreement shall have been terminated, without the prior written consent of the Corporation;

      (2) Neither the Subsidiary nor its subsidiaries, if any, have, during the six months preceding the date of this Agreement, distributed any unusual amounts of income to their stockholders, agents, employees or any related parties.

(r) The Subsidiary has filed with the appropriate governmental agencies all tax returns and tax reports required to be filed; all United States, state and local income, profits, franchise, sales, use, occupation, property or other taxes due have been fully paid, except as listed on exhibit 1.3; and, the Subsidiary is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes, nor has any claim for assessments been asserted against the Subsidiary or its assets;


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(s) The Subsidiary is, as of the date of this Agreement, a validly existing corporation, organized pursuant to the laws of the State of Florida (and its subsidiaries and sibling corporations are validly organized and in good standing under their laws of their corporate domiciles), with all legal and corporate authority and power to conduct its business and to own its properties and possesses all necessary permits and licenses required in connection with the conduct of its business;

(t) The conduct of the Subsidiary's business is in material compliance with all applicable federal, provincial, state and local governmental statutes, rules, regulations, ordinances and decrees;

(u) The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach in any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Subsidiary; any indenture, other material agreement or instrument to which the Subsidiary or its stockholders are a party or by which the Subsidiary or its assets are bound; or, any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Subsidiary, its securities or its properties;

(v) This Agreement constitutes the valid and binding agreement of the Subsidiary and is enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law, no such proceeding being anticipated or under consideration);

(w)   (1)   The Subsidiary has not experienced any material difficulties with the management or recruiting of employees for its business, nor does the Subsidiary have any reason to believe that any such difficulties will arise in the future.

      (2) None of the employees of the Subsidiary are represented by labor unions, nor does the Subsidiary have any reason to believe that any of its employees desire to be represented by labor unions; and

      (3) The Subsidiary has no reason to believe that any of its employees have any potential claims against the Subsidiary or its successors in interest based on violations of equal employment laws, occupational health and safety standards or any other legally protected rights;


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(x)   (1)   The Subsidiary has no reason to believe that it has generated any hazardous wastes or engaged in activities which violate or could be interpreted as violating any laws, statutes, regulations ordinances or judicial decrees in any manner regulating the generation or disposal of hazardous waste.

      (2) There are no on-site or off-site locations where the Subsidiary has stored, disposed or arranged for the disposal of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or petroleum products; there are no underground storage tanks located on property owned or leased by the Subsidiary; and, no polychlorinated hiphenyle are used or stored at any property owned or leased by the Subsidiary;

(y) All of the information reflected in the foregoing representations and warranties is complete and accurate, and does not omit any information required to make the information provided non-misleading, accurate and meaningful, in light of the nature of this transaction.

(z) There is no material fact, development or threatened development that materially adversely affects, or is likely to materially adversely affect the business of the Subsidiary, which the Subscribers have not disclosed, either expressly or by reasonable implication, to the Corporation.

2.3   THE SUBSCRIBER.

      The Subscribers hereby represent and warrant to the Corporation, as a material inducement to the Corporation's entry into this Agreement, that, except as specified on exhibit 2.3 annexed hereto and made a part hereof (the "Subscriber's Warranty exceptions"), the following representations and warranties are, to the best of the Subscriber's knowledge, materially accurate;

(a) The Subscribers will, on the Closing Date, own the Subsidiary stock, registered in their names and subject to no liens, pledges or encumbrances, and will convey good title thereto to the Corporation, there being no outstanding subscriptions, options, warrants or other agreements or commitments obligating the Subscribers to sell any of their shares of the Subsidiary's Stock or any options or rights with respect thereto;

(b) All of the information reflected in the foregoing representations and warranties and, the representations and warranties made by the Subsidiary, are complete and accurate, and do not omit any information required to make the information provided non-misleading, accurate and meaningful, in light of the nature of this transaction;

(c)   (1)   Annexed hereto and made a part hereof as composite exhibit 2.3(c)
            are completed officers and directors questionnaires pertaining to the Subscribers and company questionnaires pertaining to the Subsidiary, which Subscribers


Please Initial:   Corporation: ______   Subsidiary: ______  Subscribers: ______
            have either completed or reviewed, on forms provided by the Corporation's legal counsel (collectively hereinafter referred to as the Questionnaires"); and

      (2) The Questionnaires have been completed and answered in an accurate and complete fashion, and do not fail to disclose any information necessary to render the information provided, not misleading.

(d) Annexed hereto and made a part hereof as Exhibit 2.3(d) is a complete, accurate and not misleading, narrative disclosure document providing the information called for by Securities and Exchange Commission Regulation SB with reference to the Subsidiary, its operations and background.

                                  ARTICLE THREE
                                   CONDITIONS

3.1   CONDITION SUBSEQUENT

(a) The obligations of the Parties are subject to the condition subsequent that the Subsidiary's Financial Statements comply or can within the 50 day period following the Closing on this Agreement be made to comply with the requirements of Regulation S-B promulgated under the Securities Exchange Act of 1934.

(b) In the event that the Securities and Exchange Commission advises the Corporation that the financial statements of the Subsidiary (excluding pro forma financial statements) filed with the Form 8-K of the Corporation relating to the acquisition of the Subsidiary, or an amendment thereto, fail to comply in a material respect with generally accepted accounting principals or the requirements of Regulation S-B and the Securities and Exchange Commission is unwilling to waive such deficiencies, the Corporation and the Subsidiary will use their best efforts to correct the subject financial statements in such manner as will satisfy the Securities and Exchange Commission's objections thereto or cause the Securities and Exchange Commission to withdraw its objections; provided that, if such corrections are not affected or such objections withdrawn within three months after any deficiencies are raised by the Securities and Exchange Commission, the Corporation may elect to rescind this Agreement, ab initio, unless the Parties can, at such time, agree on a restructuring of this transaction in a manner meeting the applicable reporting requirements imposed by applicable United States, Canadian, state and provincial securities law requirements.

3.2   CONDITIONS TO THE CORPORATION'S OBLIGATIONS

      The obligations of the Corporation under this Agreement are subject to the Subsidiary's (the term Subsidiary in the context of this Article being deemed to include all subsidiaries of


Please Initial: Corporation: ______ Subsidiary: ______ Subscribers: ______ the Subsidiary and sibling corporations of the Subsidiary, the assets and operations of which are to be included among the subjects of this Agreement) and Subscriber's satisfaction, or the written waiver by the Corporation, of the following conditions prior to Closing (the "Conditions Precedent"):

(a) That all covenants, agreements, actions, proceedings, instruments and documents required to be carried out or delivered by Subscribers or the Subsidiary pursuant to this Agreement shall have been performed, complied with or delivered to the Corporation in accordance with the terms thereof.

(b) That the warranties and representations made by the Subscribers and the Subsidiary in this Agreement shall be true and correct in all material respects on and as of the date of Closing and shall be deemed to be made on and as of such date.

(c) That there are no material violations of any laws, statutes, ordinances, orders, regulations or requirements of any governmental authority affecting the Subsidiary or its assets, nor will there be any at the time of Closing.

(d) There is no action, suit or proceeding pending or threatened against or affecting the Subsidiary or its assets in any court or before or by any federal, provincial, state, county or municipal department, commission, board, bureau, agency or other governmental instrumentality which would affect the Subscriber's or the Subsidiary's ability to perform hereunder or which could affect the business of the Subsidiary in a materially adverse manner.

(e) That the Subsidiary is in material compliance with all applicable federal, provincial, state or local statutes, regulations, rules or ordinances applicable to the it, its securities or assets and that the transactions contemplated hereby will not result in any violations thereof.

(f) That the issuance of the Stock and the transfer of the Subsidiary Stock complies with the requirements for exemption from registration under the statutes, regulations and rules applicable thereto and of comparable provisions of the laws of the Corporation's and the Subscriber's province of domicile.

(g) That all licenses, patents and intellectual property rights heretofore held or owned by the Subsidiary continue to be in good standing and not subject to legal or other challenges, and that after Closing on this Agreement, they will continue to remain in full force, effect and validity.

(h) That the operations of the several affiliated entities which comprise the total business of which the Subsidiary has been a part since its inception have been consolidated as to ownership and control under the Subsidiary, in a manner resulting in the control and


Please Initial: Corporation: ______ Subsidiary: ______ Subscribers: ______ ownership thereof by the Subsidiary, and, that as a consequence of the transactions contemplated by this Agreement, all such assets and operations shall become the indirect property (through ownership of the Subsidiary's capital stock) of the Corporation.

3.3   CONDITIONS TO THE SUBSCRIBER'S OBLIGATIONS

      The obligations of the Subscribers under this Agreement are subject to the Corporation's satisfaction, or the written waiver thereof by the Subscriber, of the following conditions prior to Closing (the "Subscriber's Conditions Precedent"):

(a) That all covenants, agreements, actions, proceedings, instruments and documents required to be carried out or delivered by the Corporation pursuant to this Agreement shall have been performed, complied with or delivered to the Subscribers in accordance with the terms thereof.

(b) That the warranties and representations made by the Corporation in this Agreement shall be true and correct in all material respects on and as of the date of Closing and shall be deemed to be made on and as of such date.

(c) That the issuance of the Stock and the transfer of the Subsidiary Stock complies with the requirements for exemption from registration under the statutes, regulations and rules applicable thereto, including, without limitation, the provisions of Sections 4(1), 4(2) or 4(6) of the Securities Act of 1933, as amended, of Regulation D promulgated thereunder, and of comparable provisions of the laws of the Corporation's and the Subscriber's province of domicile.


                                  ARTICLE FOUR
                                     CLOSING

4.1   CLOSING DATE.

      The Closing on this transaction will take place within 36 hours following the execution of this Agreement, with all documents to be pre-cleared and exchanged by overnight post. Closing will be held by telephone conference arranged by the Corporation at a mutually agreeable time but may be adjourned and reconvened at a physical location, if required, at the request of either Party. If Closing at a physical location is required, it shall take place at the Subscriber's offices in Boynton Beach, Florida, during normal business hours, at a mutually convenient time within ten business days following the adjourned teleconference closing session.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

4.2 ITEMS DELIVERED AT CLOSING BY THE SUBSIDIARY AND THE SUBSCRIBER.

      Prior to the Closing, the Subscribers will deliver the following items to the Corporation, which shall be held in escrow until completion of the Closing:

(a) Certificates for all of the Subsidiary Stock, duly endorsed or with stock power attached with appropriate signature guarantees, in form and substance adequate to permit immediate transfer thereof to the Corporation;

(b) A certification from an officer of the Subsidiary to the effect that after consulting with counsel to the Subsidiary or other legal counsel acceptable to the Corporation, he or they reasonably believe that:

      (1) The issuance of the Stock to the Subscribers will not require any actions in the Subscribers' province of domicile, other than such actions as have been taken no later than the fifth day prior to Closing, in order to comply with such province's laws, regulations and rules governing private placements, and that such issuance will not violate any such laws, regulations or rules; and

      (2) The transfer of the Subsidiary Stock as contemplated by this Agreement meets the requirements of the exemption from registration requirements provided by Sections 4(1), 4(2) or 4(6) of the Securities Act of 1933, as amended.

(c) A certification from the Subsidiary's chief financial officer indicating that, after a review of the Subsidiary's books and records from the date of the Subsidiary's latest financial statements annexed hereto until the fifth day prior to Closing, such review did not give such officer cause to believe that any materially detrimental matters have occurred, or that there have been any materially detrimental changes in the financial condition of the Subsidiary, other than as disclosed in this Agreement.

(d)   An investment letter, in the form annexed hereto as exhibit 4.2(d).

4.3   ITEMS DELIVERED AT CLOSING BY THE CORPORATION.

      Prior to the Closing, the Corporation will deliver the following to the Subscriber, which shall be held in escrow until completion of the Closing:

(a)   Certificates for the Stock, in denominations as directed by Subscriber.

(b) An opinion from the Corporation's legal counsel that the issuance of the Stock as contemplated by this Agreement will meet the requirements of the exemption from registration requirements provided by Section 4.2 of the Securities Act of 1933, as amended.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(c) A certification from the Corporation's chief financial officer indicating that, after a review of the Corporation's books and records from the date of the Corporation's latest financial statements annexed hereto until the fifth day prior to Closing, such review did not give such officer cause to believe that any materially detrimental matters have occurred, or that there have been any materially detrimental changes in the financial condition of the Corporation, other than as disclosed in this Agreement.

4.4   CLOSING COSTS.

      Except as expressly provided in this Agreement, each Party shall pay their own Closing costs.

                                  ARTICLE FIVE
                                     BROKER

5.1   THE SUBSCRIBER.

      The Subscribers and the Subsidiary represent and warrant to the Corporation that it will not be subject to and will indemnify and hold it harmless against any claims of brokers for commissions or other compensation in connection with this Agreement and the consummation of the transactions contemplated hereby.

5.2   THE CORPORATION.

      The Corporation hereby represents and warrants to the Subsidiary that it will not be subject to and will indemnify and hold it harmless against any claims of brokers for commissions or other compensation in connection with this Agreement and the consummation of the transactions contemplated hereby.

                                   ARTICLE SIX
                                    COVENANTS

6.1   MAINTENANCE OF SUBSIDIARY:

      Except as approved by the Corporation's Chief Executive Officer:

(a) The Subsidiary shall not sell or transfer any of the its material assets, real, personal, tangible or intangible, other than in the ordinary course of business, without the Corporation's explicit prior written consent.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(b) The Subsidiary will keep all of its material assets in good standing, order and repair and shall cause any and all necessary remedies and repairs thereto to be made on or before the Closing.

(c) The Subsidiary shall preserve all of its contractual rights in good standing.

(d) The operations of the several affiliated entities which comprise the total business of which the Subsidiary has been a part since its inception will be consolidated as to ownership and control under the Subsidiary, in a manner resulting in the control and ownership thereof by the Subsidiary, and, as a consequence of the transactions contemplated by this Agreement, all such assets and operations shall become the indirect property (through ownership of the Subsidiary's capital stock) of the Corporation.

6.2   COOPERATION.

      The Corporation and the Subsidiary and their agents shall have reasonable access to the premises and assets of the other for the purpose of familiarizing themselves with the operations of each others business. The Subsidiary and the Corporation agree to cooperate with each other and to render a reasonable amount of assistance in the orderly integration of the business of the Subsidiary into the Corporation's operations and the familiarization of the Parties therewith.

6.3   POST CLOSING LEGAL ACTIVITIES

(a) Jay C. Salyer, Jr. P.A., which serves as an attorney to the Subscribers have been asked to assist the Corporation's general counsel to prepare and file all required reports of the transactions contemplated by this Agreement with the Securities and Exchange Commission, such reports to include a detailed report of special event on Form 8-K, any required proxy materials, and such other matters as, in the opinion of management, may be required.

(b) The Parties hereby covenant and agree to fully cooperate with Jay C. Salyer, Jr. P.A. in the timely preparation and filing of all such materials and reports, which are due on or before the tenth day following Closing.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

                                  ARTICLE SEVEN
                                  MISCELLANEOUS

7.1   AMENDMENT.

      No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

7.2   NOTICE.

      All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      TO THE CORPORATION:     Anne M. E. Greyling, President
                              Sterling Worldwide Corporation
                              1301 N. Congress Avenue, Suite 135
                              Boynton Beach, Florida  33426

      TO THE SUBSCRIBER:      Lee Shackelford
                              190 Golden Beach Drive
                              North Miami Beach, Florida  33160

      TO THE SUBSIDIARY:      Lee Shackelford, President
                              International Property Investments Corporation
                              190 Golden Beach Drive
                              North Miami Beach, Florida  33160

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth. Copies of any notice shall also be sent to Jay C. Salyer, Jr., P.A., General Counsel to the Subscriber, by facsimile transmission to (561) 732-3830.

7.3   MERGER.

      This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

7.4   SURVIVAL.

      The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and Closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on be half of any Party.

7.5   SEVERABILITY.

      If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

7.6   GOVERNING LAW.

      This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

7.7   INDEMNIFICATION.

      Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise. In the event it be comes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

7.8   LITIGATION.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

      (1) First, the issue shall be submitted to mediation before a mediation service in West Palm Beach, Florida to be selected by lot from six alternatives to be provided, two by each Party. The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

      (2) In the event that mediation does not lead to a resolution of the dispute then at the instigation of any Party, lawsuit may be commenced.

      (3) Expenses of mediation shall be borne by the Subsidiary, if successful. Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered. If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

7.9   BENEFIT OF AGREEMENT.

      The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

7.10  CAPTIONS.

      The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

7.11  NUMBER AND GENDER.

      All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

7.12  FURTHER ASSURANCES.

      The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and


Please Initial: Corporation: ______ Subsidiary: ______ Subscribers: ______ other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

7.13  STATUS.

      Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of purchaser and seller.

7.14  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart. Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

7.15  EXHIBIT INDEX.

            Exhibit     Description
            -------     -----------
            0.2         Description of the Subsidiary's Business
            1.3         Subsidiary's Liabilities
            2.1         Corporation's Warranty Exceptions
            2.2         Subsidiary's Warranty Exceptions
            2.2(a)      List of Assets Owned or Leased by the
                        Subsidiary and its Affiliates.
            2.2(j)      Subsidiary's Financial Statements
            2.2(y)      Subsidiary's Insurance Policies or Binders
            2.3         Subscriber's Warranty Exceptions
            2.3(c)      Questionnaires
            2.3(d)      Regulation SB Disclosure Narrative
            4.2(d)      Investment Letter


       *                               *                               *


Please Initial:  Corporation:  ______  Subsidiary:  ______  Subscribers:  ______

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the 13th day of August, 1997.


Witnesses:                              STERLING WORLDWIDE CORPORATION


                                        By: /s/ Anne M. E. Greyling
-------------------------------------      ------------------------------------
                                                Anne M. E. Greyling, President

                                        Attest: /s/ Anne M. E. Greyling
-------------------------------------           -------------------------------
(CORPORATE SEAL)                                Anne M. E. Greyling, Corporate
                                                Secretary


                                        INTERNATIONAL PROPERTY
                                        INVESTMENTS CORPORATION


/s/ Susan G. Howerton                   By: /s/ Lee Shackelford
-------------------------------------       -----------------------------------
                                                Lee Shackelford, President

/s/ Susan G. Howerton                   Attest: /s/ Lee Shackelford
-------------------------------------           -------------------------------
(CORPORATE SEAL)                                Lee Shackelford, Secretary


                                        SUBSCRIBERS

/s/ Susan G. Howerton                   /s/ Lee Shackelford
-------------------------------------   ----------------------------------------
                                        LEE SHACKELFORD
-------------------------------------


Please Initial:  Corporation:  ______  Subsidiary:  LS    Subscribers: LS